                                                                   Exhibit 10.20

                                                           EXECUTION COUNTERPART

                                 AMENDMENT NO. 2


                  AMENDMENT NO. 2 dated as of June 30, 2000, among METROPOLITAN LIFE INSURANCE COMPANY (the "Company"), METLIFE FUNDING, INC. ("Funding" and together with the Company, the "Borrowers"); each of the banks and financial institutions that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                  The Borrowers, the Lenders and the Administrative Agent are party to a Five-Year Credit Agreement dated as of April 27, 1998 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for the making of loans by the Lenders to the Borrowers in an aggregate principal amount up to $1,000,000,000 (as the same may be increased pursuant to Section 2.18 thereof).

                  The Borrowers, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                  2.01. General. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.02. Definitions. Section 1.01 of the Credit Agreement shall be amended by adding the following definitions:

                           "Adjusted Statutory Surplus" means, at any time, the
                  sum of (i) Statutory Surplus (calculated in accordance with the NAIC Statements, page 3, column 1, line 38) plus (ii) Asset Valuation Reserve (calculated in accordance with the NAIC Statements, page 3, column 1, line 24.1).

                           "MetLife" means MetLife, Inc., a Delaware
                  corporation.

                           "Structured Transaction Liens" means Liens granted by
                  the Company to (A) a 99%-owned Subsidiary (the "Relevant Subsidiary") in connection with a structured private investment transaction entered into in September 1999 (the

                                Amendment No. 2

                  "Structured Transaction") where (i) in connection with such transaction, such Liens are assigned to a special purpose Subsidiary of the Company (the "SPV") in which the Company is the holder of all outstanding obligations (other than ordinary course administrative expenses and common equity interests) and (ii) the assets covered by such Liens consist solely of the rights of the Company against the SPV; and (B) the SPV in connection with the Structured Transaction which are subordinated to, and exercisable only after, the Liens described in the preceding clause (A) and which cover only the assets covered by the Liens described in said clause (A).

                  2.03. Amendment of Section 5.01(a). Section 5.01(a) of the Credit Agreement shall be amended to read in its entirety as follows:

                  " (a) (i) as soon as available, but not later than 120 days after the end of each fiscal year of MetLife, copies of MetLife's annual report on Form 10-K as filed with the SEC for such fiscal year; and (ii) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of MetLife, copies of MetLife's quarterly report on Form 10-Q as filed with the SEC for such fiscal quarter, in each case certified by an appropriate Financial Officer as being the complete and correct copies of the statements on such forms furnished by MetLife to the SEC;".

                  2.04. Amendment of Section 6.01. Section 6.01 of the Credit Agreement shall be amended by re-lettering clauses (g), (h), (i), (j) and (k) as clauses (h), (i), (j), (k) and (l) respectively, and adding the following new clause (g) immediately following clause (f):

                           "(g) Structured Transaction Liens;".

                  2.05. Amendment of Section 6.04. Section 6.04 of the Credit Agreement shall be amended to read in its entirety as follows:

                           "Section 6.04 Adjusted Statutory Surplus. The Company
                  will maintain Adjusted Statutory Surplus, calculated as of the last day of each fiscal quarter of the Company, of not less than $7,500,000,000.".

                  Section 3. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon the execution and delivery of this Amendment No. 2 by the Borrowers, the Required Lenders and the Administrative Agent.

                  Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.


                                Amendment No. 2

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                            METROPOLITAN LIFE INSURANCE COMPANY


                           By:
                               ------------------------------------------------
                               Name:
                               Title:

                            METLIFE FUNDING, INC.


                           By:
                               ------------------------------------------------
                               Name:
                               Title:

                            THE CHASE MANHATTAN BANK,
                             individually and as Administrative Agent,


                           By:
                               ------------------------------------------------
                               Name:
                               Title:

                            CREDIT SUISSE FIRST BOSTON


                           By:
                               ------------------------------------------------
                               Name:
                               Title:


                           By:
                               ------------------------------------------------
                               Name:
                               Title:

                            THE BANK OF NEW YORK


                            By:
                               ------------------------------------------------
                               Name:
                               Title:



                                Amendment No. 2

                              CITIBANK, N.A.


                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            BANK OF TOKYO-MITSUBISHI TRUST
                              COMPANY

                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            BANK ONE, N.A. (formerly known as
                              The First National Bank of Chicago)


                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            FIRST UNION NATIONAL BANK


                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            FLEET NATIONAL BANK


                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            MELLON BANK, N.A.


                            By:
                               ------------------------------------------------
                               Name:
                               Title:


                                Amendment No. 2

                            BANCO SANTANDER CENTRAL HISPANO


                            By:
                               ------------------------------------------------
                               Name:
                               Title:


                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            BANK OF AMERICA, N.A., f/k/a
                              Bank of America National Trust and
                              Savings Association, successor by merger
                              To Bank of America, N.A., f/k/a
                              NationsBank, N.A., successor by merger
                              To NationsBank of Texas, N.A.


                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            DEUTSCHE BANK, AG NEW YORK and/or
                             CAYMAN ISLANDS BRANCHES


                            By:
                               ------------------------------------------------
                               Name:
                               Title:


                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            STATE STREET BANK AND TRUST COMPANY


                            By:
                               ------------------------------------------------
                               Name:
                               Title:


                                Amendment No. 2

                            SUNTRUST


                            By:
                               ------------------------------------------------
                               Name:
                               Title:


                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            WACHOVIA BANK


                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            BARCLAYS BANK


                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            KEY BANK NATIONAL ASSOCIATION


                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            NORTHERN TRUST COMPANY


                            By:
                               ------------------------------------------------
                               Name:
                               Title:


                                Amendment No. 2

                            ISTITUTO BANCARIO SAN PAOLO DI
                            TORINO-ISTITUTO MOBILIARE ITALIANO SPA


                            By:
                               ------------------------------------------------
                               Name:
                               Title:


                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            U.S. BANK NATIONAL ASSOCIATION


                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            BANK OF MONTREAL


                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            BANQUE NATIONALE DE PARIS


                            By:
                               ------------------------------------------------
                               Name:
                               Title:


                            By:
                               ------------------------------------------------
                               Name:
                               Title:



                                Amendment No. 2
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                                      -8-


                           DEN DANSKE BANK AKTIESELSKAB
                              CAYMAN ISLANDS BRANCH


                            By:
                               ------------------------------------------------
                               Name:
                               Title:


                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            PNC BANK NATIONAL ASSOCIATION


                            By:
                               ------------------------------------------------
                               Name:
                               Title:



                                Amendment No. 2